Exhibit 99.55

NEWS RELEASE

GOLDGROUP ENTERS INTO AGREEMENT TO SELL SUBSIDIARY MINERA APOLO, S.A. de C.V., DISPOSING OF PINOS PROJECT.

Vancouver, Canada – (December 31, 2025) – Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF).

Goldgroup announces that, subject to the final approval of the TSX Venture Exchange (the “TSXV”), it has entered into an agreement with a private arm’s length British Columbia company under which it has agreed to sell all of the issued and outstanding Class “A” shares and Class “B” common shares in the capital (collectively the “Apolo Shares”) of Minera Apolo, S.A. de C.V. (“Apolo”), which owns all the issued and outstanding shares of Minera Catanava, S.A. de C.V. (“MC”). Apolo and MC collectively hold a 100% interest in the Pinos gold/silver project (“Pinos”) located in Zacatecas State, the second largest mining state in Mexico. Pinos comprises 30 contiguous mining concessions over 3,816 hectares. The sale of Apolo is an Arm’s Length Transaction and there are no finder’s fees payable.

Ralph Shearing, Chief Executive Officer, commented: “Having received an unsolicited bid for Pinos, management determined that it would be the best use of the Company’s resources to dispose of the Pinos asset based on the Company’s recent acquisition of the San Francisco gold mine, which is a much larger and more advanced project than Pinos. The Company’s focus will be the continued development and optimization of our flagship Cerro Prieto heap-leach gold mine and advancing towards a re-start of gold production at the San Francisco gold mine (see news release dated December 24, 2025). Both assets are located within 44km in a straight line from each other in the state of Sonora, Mexico. The San Francisco gold mine represents a unique opportunity to consolidate a highly prospective gold district.” Mr. Shearing further stated: “At this stage of our Company’s development, with Pinos being a non-core asset, management and the board of directors has elected to monetize Pinos with an attractive, high cash purchase offer, deploying the sale proceeds towards Cerro Prieto optimization and re-starting gold production at San Francisco.

Under the terms of the Share Purchase Agreement, Goldgroup has agreed to sell all the Apolo Shares to a private arm’s length British Columbia company (the “Purchaser”) in consideration of the payment to Goldgroup of US$5,000,000 in stages, with US$2,450,000 deposit payable on signing which will be refunded if the transaction does not close by February 16, 2026, US$550,000 to be paid on closing and US$2,000,000 to be secured by a Promissory Note and paid on or before the date that is six (6) months from the Closing Date. Further, the Purchaser has agreed to assume any and all liabilities of Goldgroup associated with Apolo, MC and the Pinos project, including the assumption of US$400,000 remaining payable on the original purchase agreement in addition to debt in the amount of US$1,500,000 payable to the previous owners of Apolo that will be triggered by the sale of Apolo. Goldgroup, the Purchaser and the previous owners of Apolo have also agreed to enter an Assumption and Acknowledgement Agreement under which the previous owners acknowledge and agree that they will have no further recourse against Goldgroup for any liabilities related to Apolo, MC and the Pinos project, all of which have been assumed by the Purchaser.

Cautionary Statement

The closing of the sale of Apolo is subject to the approval of the TSX Venture Exchange.

Clarification regarding Investor Relations Agreement

At the request of the TSXV, Goldgroup wishes to clarify its news release of October 13, 2025, regarding the retention of Machai Capital Inc. to provide digital marketing services on behalf of the Company. Goldgroup advises that it paid Machai Capital Inc. $200,000 as an upfront fee. Further Goldgroup advises that neither Machai Capital Inc. nor its principal Suneal Sandhu owned any securities of Goldgroup as at October 13, 2025.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. In addition to the San Francisco gold mine, the Company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora. An optimization and exploration program is underway at Cerro Prieto to significantly increase existing production and resources. The acquisition of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”), the owner of the San Francisco gold mine is subject to final approval from the TSXV.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

“Ralph Shearing”

Ralph Shearing, CEO

For more information:
+1 (604) 306-6867
410 – 1111 Melville St.
Vancouver, BC, V6E 3V6
www.goldgroupmining.com
ir@goldgroupmining.com

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTES REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required TSXV, regulatory and other interested party approvals in connection with the Concurso Mercantil process; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; timing to integrate acquisitions (San Francisco Mine) and timing to complete additional exploration and technical reports; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.